UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:	February 18, 2009
Date of earliest event reported:	February 12, 2009

OFFICEMAX INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-5057	82-0100960
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

263 Shuman Blvd.

Naperville, Illinois 60563

(Address of principal executive offices) (Zip Code)

(630) 438-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

On February 18, 2009, OfficeMax Incorporated (the “Company”) issued an Earnings Release announcing its earnings for the fourth quarter and full year 2008.  The earnings release is attached hereto as Exhibit 99.1.  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference to such filing.

Item 2.06               Material Impairments

On February 17, 2009 the Audit Committee of the Board of Directors of the Company concurred with the conclusion of management that a charge for impairment of the value of goodwill, tradenames and store fixed assets will need to be recorded.

The Company is required for accounting purposes to assess the carrying value of goodwill, tradenames and other assets annually or whenever circumstances indicate that a decline in value may have occurred.  Based on the Company’s sustained low stock price and reduced market capitalization, macroeconomic factors impacting industry conditions, actual recent results and forecasted operating performance, as well as other factors, the Company determined that indicators of potential impairment were present during the fourth quarter of 2008.  As a result, the Company assessed the carrying value of acquired goodwill and other assets for impairment.  The Company determined that the carrying value for goodwill and certain other assets was above the fair value, and, as a result, recorded a non-cash impairment charge of $429.1 million (pre-tax).

The components of the non-cash impairment charge consist of $351.5 million for goodwill in the contract segment, $27.1 million for trade names in the retail segment, and $50.5 million for store assets in the retail segment.

This charge for impairment is not expected to result in any future cash expenditure.

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Bruce Besanko Elected Executive Vice President and Chief Financial Officer

On January 23, 2009, Mr. Bruce Besanko agreed to join the Company as Executive Vice President and Chief Financial Officer, effective February 16, 2009.

Prior to his election as Executive Vice President and Chief Financial Officer of the Company, Mr. Besanko, 50, served as executive vice president, finance and chief financial officer for Circuit City Stores, Inc., since July 2007, a leading specialty retailer of consumer electronics and related services.  Prior to that, Mr. Besanko served as senior vice president, finance and chief financial officer for The Yankee Candle Company, Inc., a leading designer, manufacturer, wholesaler and retailer of premium scented candles, since April 2005.  He also served as vice president, finance for Best Buy Co., Inc., a retailer of consumer electronics, home office products, entertainment software, appliances and related services, from 2002 to 2005.

Mr. Besanko’s initial base salary will be $550,000 per annum.  In addition, he will receive a sign-on bonus in the amount of $150,000, 50% of which will be paid 30 days after he commences employment and 50% of which will be paid 180 days after he commences employment.  Mr. Besanko will be eligible to participate in the Company’s annual incentive plan on the same terms as all other plan participants.   The Company’s 2009 annual incentive plan is described below under “2009 Annual Short-Term Incentive Program and Award Agreement.”  The Company has agreed that in each year in which there is an annual incentive plan, Mr. Besanko’s annual target cash incentive shall equal at least 55% of his annual base salary in effect at the beginning of the applicable fiscal year.   Mr. Besanko will be guaranteed a 2009 bonus, at not less than 50% of his target bonus percentage, which will be pro-rated based on his start date.   Mr. Besanko will be eligible to participate in the Company’s long-term incentive plan on the same terms as all other plan participants.  The Company’s 2009 long-term incentive plan is described below under “2009 Long-Term Incentive Program and Award Agreements.”  Mr. Besanko will be eligible to receive twelve months of severance under the Company’s severance policy applicable to executive officers, if he is terminated involuntarily, and not for disciplinary reasons.   He will be entitled to participate in the Company’s benefit plans and programs on the same terms as other senior officers of the Company.

2009 Annual Short-Term Incentive Program and Award Agreement

On February 12, 2009, the Executive Compensation Committee of the board of directors of the Company approved the 2009 Annual Short-Term Incentive Program and the form of the 2009 Annual Incentive Award Agreement.  Annual incentive awards for 2009 will be granted pursuant to the 2003 OfficeMax Incentive and Performance Plan (the “Plan”).  The committee chose to use the Company’s 2009 pre-tax, pre-interest earnings from operations, adjusted for 2009 short-term and long-term incentive expenses (“Adjusted EBIT”) as the sole performance criteria for the annual incentive plan.  If the Company’s financial performance exceeds target Adjusted EBIT, the resulting payout to an officer may be larger than such officer’s target percentage, up to a maximum of 2.25 times target.  To receive an award, participants must be employed by the Company for a minimum of 90 days in 2009, must be employed by the Company at the time of award payment, subject to certain exceptions, and must not be performing at an unsatisfactory performance level.  In addition, payment of the award is conditioned on the Company having positive net income applicable to common shareholders.

Annual incentive targets were previously approved for our executive officers in the following amounts, which represent a percentage of such officer’s base salary: Sam Duncan, 100%; Bruce Besanko 55%, Sam Martin, 70%; Deborah O’Connor, 45% and Ryan Vero, 55%.

The form of 2009 Annual Incentive Award Agreement is filed as Exhibit 99.2 to this Report on Form 8-K and is incorporated herein by reference.  This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the 2009 Annual Incentive Award Agreement.

S. Duncan Waiver

On February 12, 2009, Mr. Duncan waived his right to receive a long-term incentive program award under his Employment Agreement dated April 14, 2005 in the amount of 350% of his base salary.  Instead, Mr. Duncan agreed to receive an award in the amount of approximately 146% of his base salary.

The waiver and ratification is filed as Exhibit 99.3 to this Report on Form 8-K and is incorporated herein by reference.  This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the waiver.

2009 Long-Term Incentive Program and Award Agreements

One portion of the compensation to be paid to the Company’s executive officers for fiscal year 2009 is an equity grant issued under the Plan.  On February 12, 2009, the Executive Compensation Committee of the board of directors of the Company approved the 2009 Long-Term Incentive Program and the forms of the 2009 Restricted Stock Unit Award Agreement - Performance Based (the “Performance Based RSU Award Agreement”) and the 2009 Nonqualified Stock Option Award Agreement (the “Option Agreement”).  For 2009, each officer will receive an award that is comprised 40% of performance based restricted stock units (“RSUs”) and 60% of options.  All elected officers in a certain salary grade will receive an award with an identical value.

Long-term incentive awards were approved in the following aggregate values for the executive officers of the Company: Sam Duncan, $1,504,000; Bruce Besanko, $764,700; Sam Martin, $460,000; Deb O’Connor, $105,000 and Ryan Vero, $321,000.

Performance-Based RSUs

Forty percent of the long-term incentive award for each elected officer will consist of performance-based RSUs.  In order for any portion of the RSUs to vest, the sum of the Company’s 2009 pre-tax, pre-interest earnings from operations (“EBIT”) and 2010 EBIT must equal a threshold value and the Company must have positive net income applicable to common shareholders in 2009 and 2010.  Subject to these conditions, one half of Messrs. Duncan, Martin, Vero and Ms. O’Connor’s award will vest on February 12, 2011 and one half of Mr. Besanko’s award will vest on February 16, 2011.  The percentage of the target award that vests will depend on the Company’s 2009 EBIT adjusted for short-term and long-term incentive expense for 2009.  The remaining half of Messrs. Duncan, Martin, Vero and Ms. O’Connor’s award will vest on February 12, 2012 and the remaining half of Mr. Besanko’s award will vest on February 16, 2012.  The percentage of the target award that vests will depend on the Company’s 2010 EBIT adjusted for short-term and long-term incentive expense for 2010.  The maximum potential award for any participant, including the named executive officers, is 150% of the target award.  Awards are paid in shares of Company common stock.

Awards of performance based RSUs were approved in the following amounts for the following executive officers of the Company: Sam Duncan, 120,000 RSUs; Bruce Besanko, 50,000, Sam Martin, 36,700 RSUs, Deb O’Connor, 8,000 RSUs and Ryan Vero, 26,000 RSUs.  The number of RSUs was determined based on the salary grade of each officer.  The closing price of Company common stock on February 12, 2009, the grant date for Messrs. Duncan, Martin, Vero and Ms. O’Connor’s awards, was $4.80.  The closing price of Company common stock on February 13, 2009, the grant date for Mr. Besanko’s award, was $4.49.

The form of the award agreement provides that participants must be employed by the Company in order for the units to vest (subject to exceptions in certain circumstances including involuntary termination, death, disability or retirement, if the participant was employed with the Company for a minimum of six months during fiscal years 2009 and/or 2010, in which case a pro rata amount of units will vest and be paid at the time specified in the agreement).  Units may not be sold or transferred prior to vesting.  In addition, recipients of the units do not receive dividends and do not have voting rights until the units vest.  In the event of a change in control, as defined in the award agreement, the vesting of the RSUs may accelerate under certain circumstances described in the agreement.  The award agreement includes a non-solicitation and non-compete clause that states that, beginning on the award date and ending one year after terminating employment with the Company, the award recipient will not (i)  employ or solicit for employment any person who is, or was within six months prior to the officer’s termination date, an employee of the Company or (ii) commence employment or consult (in a substantially similar capacity to any position held with the Company and with responsibility over the same geographic areas over which an officer had responsibility during the last 12 months of employment) with any competitor engaged in the sale or distribution of products, or in the provision of services, in competition with the products sold or distributed or services provided by the Company.

The form of 2009 Restricted Stock Unit Award Agreement - Performance Based is filed as Exhibit 99.4 to this Report on Form 8-K and is incorporated herein by reference.  This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the award agreement.

Options

Sixty percent of the long-term incentive award for elected officers will consist of an option to purchase shares of our common stock.  For Messrs. Duncan, Martin, and Vero and Ms. O’Connor, the exercise price of the options will be $4.80, the closing price of our common stock on February 12, 2009.  For Mr. Besanko, the exercise price of the options will be $4.49, the closing price of our common stock on February 13, 2009, the last business day prior to the effective date of his employment with the Company.  One third of each option will vest on each anniversary of the grant date for those officers who are employed with the Company on the vest date and each option will expire in seven years.

Awards of options were approved in the following amounts for the following executive officers of the Company: Sam Duncan, option to purchase 352,900 shares; Bruce Besanko, option to purchase 200,000 shares; Sam Martin option to purchase 107,800 shares; Deb O’Connor, option to purchase 25,000 shares; and Ryan Vero, option to purchase 74,500 shares.  For Messrs. Duncan, Martin, Vero and Ms. O’Connor, the number of shares underlying the option grant was determined based on the salary grade of each officer.  For Mr. Besanko, the number of shares underlying the option grant was agreed at the time of his hire.

Pursuant to the terms of option agreement, if an officer terminates employment with the Company prior to the third anniversary of the grant date, any unvested options will be forfeited and, if an officer is terminated for disciplinary reasons, as defined in our severance policy, the option, including any vested portion, will immediately be cancelled.  The option, to the extent vested, must be exercised on or before the earliest of the seventh anniversary of the grant date; one year after a participant terminates employment as a result of retirement, death, or disability; and three months after termination for any other reason.  The exercise price may be paid through cashless exercise, transfer of existing stock, or cash.  In the event of a change in control, as defined in the option agreement, the vesting of the options may accelerate under certain circumstances described in the agreement.  The award agreement includes a non-solicitation and non-compete clause that states that, beginning on the award date and ending one year after terminating employment with the Company, the award recipient will not (i)  employ or solicit for employment any person who is, or was within six months prior to the officer’s termination date, an employee of the Company or (ii) commence employment or consult (in a substantially similar capacity to any position held with the Company and with responsibility over the same geographic areas over which an officer had responsibility during the last 12 months of employment) with any competitor engaged in the sale or distribution of products, or in the provision of services, in competition with the products sold or distributed or services provided by the Company.

The form of 2009 Nonqualified Stock Option Award Agreement is filed as Exhibit 99.5 to this Report on Form 8-K and is incorporated herein by reference.  This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the option agreement.

Discretionary Bonuses

On February 12, 2009 a one-time, discretionary cash bonus was granted to certain company associates, including Mr. Martin ($224,000), Mr. Vero ($146,723) and Ms. O’Connor ($38,434).

Amendment to Executive Life Insurance Program

Officers with the title of senior vice president or higher are eligible to participate in our Executive Life Insurance Program.  On February 12, 2009, the Executive Compensation Committee voted to eliminate company payment of the premium, except an initial premium contribution for newly-eligible participants.  Policy premiums must be paid from the cash surrender value of a participant’s policy or directly by the officer.

The form of the resolutions of the Executive Compensation Committee is filed as Exhibit 99.7 to this Report on Form 8-K and is incorporated herein by reference.  This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the resolution.

Amendment to Financial Counseling Program

Officers with the title of senior vice president or higher are eligible to participate in our Financial Counseling Program.  On February 12, 2009, the Executive Compensation Committee voted to eliminate this program effective immediately.

The form of the resolutions of the Executive Compensation Committee is filed as Exhibit 99.7 to this Report on Form 8-K and is incorporated herein by reference.  This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the resolution.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 12, 2009, the Board of Directors (the “Board”) of OfficeMax Incorporated (the “Company”) amended the Company’s Bylaws effective as of such date to change a reference to plurality voting inadvertently remaining in the bylaws following their amendment in April 2008 to a reference to majority voting. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Bylaws, included as Exhibit 3.2 to this filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 3.2	OfficeMax Incorporated Bylaws, amended and restated as of February 12, 2009

Exhibit 99.1	OfficeMax Incorporated Earnings Release dated February 18, 2009

Exhibit 99.2	Form of 2009 Annual Incentive Award Agreement

Exhibit 99.3	Waiver and Ratification dated February 12, 2009

Exhibit 99.4	Form of 2009 Restricted Stock Unit Award Agreement (Performance Based)

Exhibit 99.5	Form of 2009 Nonqualified Stock Option Award Agreement

Exhibit 99.6	Resolutions of the Executive Compensation Committee

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 18, 2009

OFFICEMAX INCORPORATED

	By:	/s/ Matthew R. Broad
Matthew R. Broad
Executive Vice President and General
Counsel

EXHIBIT INDEX

Number	Description

Exhibit 3.2	OfficeMax Incorporated Bylaws, amended and restated as of February 12, 2009

Exhibit 99.1	OfficeMax Incorporated Earnings Release dated February 18, 2009

Exhibit 99.2	Form of 2009 Annual Incentive Award Agreement

Exhibit 99.3	Waiver and Ratification dated February 12, 2009

Exhibit 99.4	Form of 2009 Restricted Stock Unit Award Agreement (Performance Based)

Exhibit 99.5	Form of 2009 Nonqualified Stock Option Award Agreement

Exhibit 99.6	Resolutions of the Executive Compensation Committee